UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 16, 2005

MATRITECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12128	4-2985132

(Commission File Number)	(I.R.S. Employer Identification No.)

330 Nevada Street, Newton, Massachusetts 02460

(Address of Principal Executive Offices)        (Zip Code)

(617) 928–0820

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) On February 11, 2005, the Board of Directors of Matritech, Inc. voted to amend the cash compensation arrangements for non-employee members of the Board, effective immediately, (i) to pay each director a $2,500 per meeting fee for attendance, including attendance by telephone conference call, at each regularly scheduled meeting of the Board; (ii) to pay each director a $500 per meeting fee for attendance, including attendance by telephone conference call, at each meeting of a committee of the Board on which he or she serves which is conducted on a date other than a Board meeting date, up to the first four Audit Committee meetings during each fiscal year, the first two Compensation Committee meetings during each fiscal year and the first Nominating and Corporate Governance Committee meeting during each fiscal year; (iii) for other telephonic meetings of any committee, to pay for meeting attendance, at the rate of $500 per meeting, in the discretion of the Chair of the Committee; and (iv) for other telephonic meetings of the Board, to pay for meeting attendance, at the rate of $2,500 per meeting, in the discretion of the lead independent director of the Board.

(b) On February 11, 2005, the Compensation Committee of Matritech’s Board of Directors awarded bonuses to the following executive officers in the following amounts based on the achievement of corporate objectives and individual objectives in effect for the fiscal year ended December 31, 2004:

Individual	Position	Cash Award	Stock Option Award

Stephen D. Chubb	Chairman and Chief Executive Officer	$70,200	76,304 shares
David L. Corbet	President and Chief Operating Officer	$49,162.50	53,438 shares
Richard A. Sandberg	Chief Financial Officer, Vice President and Assistant Secretary	$24,346.87	26,464 shares
Melodie R. Domurad	Vice President, Clinical and Regulatory Affairs	$32,060.98	34,849 shares
Gary J. Fagan	Vice President, Research and Development	$18,599.06	20,216 shares
Franz Maier	President, Matritech GmbH	$35,683.07	38,786 shares
John E. Quigley	Vice President, Sales and Marketing	$29,988.67	32,596 shares
Patricia Randall	Vice President, General Counsel, Chief Legal Officer and Secretary	$23,460.02	25,500 shares

The corporate objectives included target revenues and product sales, profit/loss overall and for the German subsidiary, and product development goals. The individual objectives included targets for product development, sales and distribution, progress with alliances, regulatory compliance, margin levels, customer service arrangements, financial metrics, and market and insurer acceptance.

The plan pursuant to which these awards were made was in effect throughout 2004. The form of stock option agreement pursuant to which these options were awarded, at fair market value on the date of grant, is attached hereto as Exhibit 4.1.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits.

The following Exhibits are filed as part of this report.

Exhibit No.	Description

4.1	Form of Stock Option Agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date February 16, 2005	By: /s/ Stephen D. Chubb Name: Stephen D. Chubb Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Stock Option Agreement.